Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information (Unaudited)

17. Quarterly Financial Information (Unaudited)

The following is selected unaudited quarterly financial data for the fiscal years ended December 31, 2012 and 2011 (amounts in thousands, except per share data).

The sum of the quarterly per share amounts may not equal the annual totals due to rounding.

	2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Revenues	$238,915	$253,229	$228,129	$266,321
Depreciation and amortization	32,434	30,254	30,701	37,302
Operating income (loss)	21,684	31,608	(33,449)	(24,597)
Income (loss) before income taxes and discontinued operations	10,476	20,287	(43,253)	(16,179)
(Provision) benefit for income taxes	(4,469)	(11,314)	16,581	1,236
Income (loss) from continuing operations	6,007	8,973	(26,672)	(14,943)
Income (loss) from discontinued operations, net of taxes	21	(19)	(2)	(9)
Net income (loss)	6,028	8,954	(26,674)	(14,952)
Net income (loss) per share	0.12	0.18	(0.57)	(0.32)
Net income (loss) per share – assuming dilution	0.12	0.17	(0.57)	(0.32)

	2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Revenues	$220,738	$236,775	$225,232	$269,399
Depreciation and amortization	29,057	29,271	32,367	34,594
Operating income	14,726	31,200	13,837	19,768
Income (loss) before income taxes and discontinued operations	(2,928)	13,432	(722)	7,706
(Provision) benefit for income taxes	967	(4,799)	(937)	(2,651)
Income (loss) from continuing operations	(1,961)	8,633	(1,659)	5,055
Income from discontinued operations, net of taxes	4	4	53	48
Net income (loss)	(1,957)	8,637	(1,606)	5,103
Net income (loss) per share	(0.04)	0.18	(0.03)	0.11
Net income (loss) per share – assuming dilution	(0.04)	0.17	(0.03)	0.10

During the first quarter of 2012, in conjunction with its exploration of opportunities to unlock shareholder value, the Company recognized $3.1 million in selling, general and administrative expenses, which were reclassified as REIT conversion costs in the third quarter of 2012.

During the second quarter of 2012, in conjunction with its exploration of opportunities to unlock shareholder value, the Company recognized $3.4 million in selling, general and administrative expenses, which were reclassified as REIT conversion costs in the third quarter of 2012.

During the third quarter of 2012, in conjunction with its decision to reorganize as a REIT, the Company recognized $51.4 million in REIT conversion costs.

During the fourth quarter of 2012, in conjunction with its decision to reorganize as a REIT, the Company recognized $44.2 million in REIT conversion costs.

During the fourth quarter of 2012, the Company recognized $20.0 million in income recognized on the sale of the IP Rights to Marriott, which was recorded as other gains and (losses).

During the fourth quarter of 2012, the Company adjusted the useful lives of certain assets that will be disposed of at various points as the Company continues its conversion to a REIT and recognized a pre-tax charge of $8.0 million in depreciation and amortization expense.

During the third quarter of 2011, in conjunction with the development of resort-style pools at Gaylord Palms, the Company recognized a pre-tax charge of $3.5 million in depreciation and amortization expense to dispose of fixed assets related to the existing infrastructure.

During the fourth quarter of 2011, in conjunction with the development of resort-style pools and a rooms renovation at Gaylord Palms, the Company recognized a pre-tax charge of $4.7 million in depreciation and amortization expense to dispose of fixed assets related to the existing infrastructure.

During the fourth quarter of 2011, the Company recorded a one-time, non-cash charge of $2.6 million to accrue vacation benefits earned in prior periods, which was not material to the current period or prior period financial statements.